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                        SERVICER'S CERTIFICATE
              CHEVY CHASE AUTO RECEIVABLES TRUST 1997-1
             6.00 % AUTO RECEIVABLES BACKED CERTIFICATES

   Distribution Date:    April 15, 1997
   Collection Period:    March , 1997
   Record Date:          April 14, 1997

     Under the pooling and Servicing Agreement, dated as of March 1, 1997 between Chevy Chase Bank, F.S.B. (as "Seller and "Servicer") and First Bank National Association, as trustee, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Chevy Chase Auto Receivables Trust 1997-1 (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

     A.  Information Regarding the Current Monthly Distribution.
         1.  Certificates
             (a)     The Aggregate amount of the
                     distribution to
                     Certificate holders on the
                     Distribution Date Set forth
                     above  .  .  .  .  .  . $7,137,226.14

             (b)     The amount of the distribution
                     set forth in paragraph (a)
                     above allocable to principal,
                     including any overdue
                     principal  .  .  .  .  .$ 6,002,796.24

             (c)     The amount of the distribution
                     set forth in paragraph (a) above
                     allocable to interest, including
                     any overdue interest  . $ 1,134,429.90





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     (d)     The Insured Payments, if any with
                     respect of such Distribution
                     Date  .  .  .  .  .  .  $         0.00

     (e)     The Premium Amount with respect
               of such Distribution
               Date. . . . . . . . . . . . . . $ 13,562.03

     (f)     The amount of the distribution set
             forth in paragraph (a) above,
             per Certificate in a principal
             amount of $1,000. . . . . . . . . . .$34.0787694

      (g)     The amount of the distribution
                     set forth in paragraph (b) above,
                     per Certificate in a principal
                     amount of $1,000.  .  . $   28.6621027

     (h)     The amount of the distribution
                     set forth in paragraph (c) above,
                     per Certificate in a principal
                     amount of $1,000.  .  . $   5.4166667

     (i)     The amount of the distribution
                     set forth in paragraph (d) above,
                     per Certificate in a principal
                     amount of $1,000.  .  . $ 0.0000000

     (j)     The Certificate Principal Balance
                   as of such Distribution Date (after
                   giving effect to any distribution on
                   such Distibution Date)     203,430,415.90


     (k)     The balance of the Reserve Account,
                   after effect to distributions
                   and deposits and the change in
                   balances on such
                   Distribution Date . . . . . . . $ 7,095,400.23







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       (l)     The balance of the Yield
                Maintenance Account, after
                giving effect to distributions
                on such Distribution Date . . . . . . .$ 192,681.86




 B.  Information Regarding the Performance of the Trust.
         1.  Net Losses, Delinquencies and Pool Balance.
             (a)     The aggregate net losses on the
                     Receivables for the related Collection
                     Period.  .  .  .  .  .  $ 0.00

             (b)     The aggregate principal balance of all
                     Receivables which were delinquent 30
                     days or more as of the last day of the
                     related Collection Perio$ 3,819,539.21


             (c)     The Pool Balance as of the end of the
                     related Collection Perio$ 203,430,415.90

             (d)     The Certificate Factor as of the end
                     of the related Collectio$    0.9713379


           Weighted average annual percentage rate (1)       12.53%

            Weighted average remaining term to maturity (1)   55.82


           (1) Weighted by current balance.











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                                 CHEVY CHASE BANK, F.S.B.
                                   Servicer
                                  Auto Trust 1997-1 Servicer
                                       Mark A. Holles
                                 ___________________________
                                       Mark A. Holles
                                       Vice President